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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 14, 2002



                         ENCOMPASS SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)


      Texas                       1-13565                        76-0535259
 (State or Other                (Commission                   (I.R.S. Employer
   Jurisdiction                 File Number)                Identification No.)
 of Incorporation)


  3 Greenway Plaza, Suite 2000
         Houston, Texas                                        77046
(Address of principal executive                              (Zip Code)
            offices)



       Registrant's Telephone Number, Including Area Code: (713) 860-0100

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. On October 14, 2002, Encompass Services Corporation issued the press release filed herewith as Exhibit 99.1, announcing its proposed financial restructuring plan, canceling its Special Meeting of Shareholders scheduled for October 15, 2002 and terminating its previously announced rights offering.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

             Exhibit No.            Exhibit
             -----------            -------
                99.1                Press release issued on October 14, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ENCOMPASS SERVICES CORPORATION



                                By: /s/ Gray H. Muzzy
                                    --------------------------------------------
                                        Gray H. Muzzy
                                        Senior Vice President,
                                        General Counsel and Secretary


Date: October 14, 2002

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Exhibit Index

99.1 Press Release dated October 14, 2002

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